UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2024

ALEXANDER & BALDWIN, INC.

(Exact name of registrant as specified in its charter)

Hawaii	001-35492	45-4849780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 3440		96801
Honolulu, Hawaii		(Zip Code)
(Address of principal executive offices)

(808) 525-6611 (Registrant's telephone number, including area code)
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	ALEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 if this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 if this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01.	Other Events.

On August 13, 2024, Alexander & Baldwin, Inc., a Hawai’i corporation (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) a new automatic shelf registration statement on Form S-3ASR (No. 333-281506) (the “Registration Statement”). In connection with the filing of the Registration Statement, the Company also filed a prospectus supplement with respect to the Company’s new “at the market” program, pursuant to an equity distribution agreement, dated as of August 13, 2024 (the “Equity Distribution Agreement”) with each of with KeyBanc Capital Markets Inc., A.G.P./Alliance Global Partners, BofA Securities, Inc., Citizens JMP Securities, LLC, Janney Montgomery Scott LLC, Piper Sandler & Co. and Wells Fargo Securities, LLC, acting in their capacity as Sales Agents (as described below) and/or Forward Sellers (as described below), and each of KeyBanc Capital Markets Inc., A.G.P./Alliance Global Partners, Bank of America, N.A., Citizens JMP Securities, LLC, Piper Sandler Financial Products II Inc. and Wells Fargo Bank, National Association, acting in their capacity as Forward Purchasers (as described below), relating to the offer and sale of shares of the Company’s common stock, without par value, having an aggregate offering price of up to $200,000,000 (the “Shares”). The Company refers to these entities, when acting in their capacity as sales agents, individually as a “Sales Agent” and collectively as the “Sales Agent.” The Company refers to these entities, when acting as agents for the Forward Purchasers, individually as a “Forward Seller” and collectively as “Forward Sellers.”

The Equity Distribution Agreement provides that, in addition to the issuance and sale of the Shares by the Company to or through the Sales Agents, the Company may also enter into one or more forward sale agreements under the separate master forward confirmations and related supplemental confirmations between the Company and a Forward Seller or its affiliate. The Company refers to these entities, when acting in this capacity, individually as a “Forward Purchaser” and collectively as “Forward Purchasers.” In connection with any forward sale agreement, the relevant Forward Purchaser (or its affiliate) will attempt to borrow from third parties and, through its affiliated Forward Seller, sell a number of shares of common stock equal to the number of shares of common stock underlying the particular forward sale agreement.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The Company is filing this Current Report on Form 8-K to provide the Equity Distribution Agreement, form of master forward confirmation and legal opinions of its counsel, Cades Schutte LLP, regarding the legality of the securities covered by the prospectus supplement, which are attached hereto as Exhibits 1.1, 1.2 and 5.1, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)        The following exhibits are filed herewith.

EXHIBIT INDEX

Exhibit No.	Description
1.1	Equity Distribution Agreement.
1.2	Form of Master Forward Confirmation.
5.1	Opinion of Cades Schutte LLP.

23.1	Consent of Cades Schutte LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDER & BALDWIN, INC.

/s/ Clayton K.Y. Chun
Clayton K.Y. Chun
Executive Vice President, Chief Financial Officer and Treasurer

Date: August 13, 2024